Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the registration statement of FirstBingo.com (the "Company") on Form SB-2 which includes th eperiod ended December 31, 2002 and 2001, and June 30, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), we, Thomas M. Sheppard, Chief Executive Office and Richard L. Wachter, Chief Finanial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 27th day of August, 2002.

Signature	Title
/s/ Richard L. Wachter Richard L. Wachter	President, Chief Financial Officer and a member of the Board of Directors
/s/ Thomas M. Sheppard Thomas M. Sheppard	Secretary, Chief Executive Officer and a member of the Board of Directors